UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 15, 2005
                                                  ---------------------------

                                 Islands Bancorp
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                  South Carolina
            ------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

             000-29267                                     57-1082388
      ------------------------                ---------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

       2348 Boundary Street, Beaufort, South Carolina                29902
     --------------------------------------------------           ------------
          (Address of Principal Executive Offices)                 (Zip Code)

                                     (843) 521-1968
                --------------------------------------------------------
                  (Registrant's Telephone Number, Including Area Code)

                                      Not Applicable
             ---------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act ----- (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act ----- (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the ----- Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the ----- Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On November 15, 2005, the employment agreement dated as of July 27, 1999 between William B. Gossett (the "Executive") and Islands Bancorp (the "Company") was terminated in connection with the Executive's departure from the Company as reported under Item 5.02 below.

     A summary of the terms of the agreement are incorporated by reference to
Item 1.02 of the Current Report on Form 8-K dated August 16, 2005.

     While resolution of the Executive's departure is being finalized, the Company believes that the Executive's covenants not to compete and not to solicit employees or customers of the Company or Islands Community Bank (the "Bank") will terminate on November 15, 2006.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 15, 2005, the Company terminated the Executive as President and Chief Executive Officer. Pursuant to the Executive's employment agreement, the Executive resigned as a director of the Company and the Bank. The Executive had been serving as the Principal Executive and Financial Officer of the Company.

     On November 15, 2005, the Board of Directors of the Company appointed John
R. Perrill to serve as Interim Chief Executive Officer of the Company and the Bank. In such capacity, Mr. Perrill will serve as Principal Executive and Financial Officer. Prior to this appointment, Mr. Perrill had served as Senior Vice President and Senior Lender for the Company and the Bank since May 2001, positions Mr. Perrill will continue to occupy. Prior to joining the Company, Mr. Perrill served as a lender for nearly 20 years with Wachovia Bank, N.A. and
its predecessors in the Beaufort market.   Under the terms of Mr. Perrill's
existing employment arrangement with the Company, Mr. Perrill's annual base salary is approximately $135,000.

     The Company has retained an executive search firm to assist the Board in identifying and retaining qualified candidates to permanently fill the Chief Executive Officer and Chief Financial Officer positions.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Number      Description
------      -----------
 10.1       Islands Bancorp 2002 Stock Incentive Plan

 10.2 Form of Incentive Stock Option pursuant to the Islands Bancorp 2002 Stock Incentive Plan

 10.3 Form of Non-qualified Stock Option pursuant to the Islands Bancorp 2002 Stock Incentive Plan

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ISLANDS BANCORP

Dated:   November 21, 2005

                                         By:  /s/Martin Goodman
                                              --------------------------------

                                         Name:  Martin Goodman
                                                ------------------------------

                                         Title:  Chairman of the Board
                                                 -----------------------------